UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 10, 2015

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

    Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date November 10, 2015	By:	/s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

GREAT SOUTHERN BANCORP, INC.

NASDAQ : GSBC

NOVEMBER | 2015

Forward-Looking Statements

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

When used in documents filed or furnished by Great Southern Bancorp, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC"), in this presentation, press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, (i) non-interest expense reductions from Great Southern's banking center consolidations might be less than anticipated and the costs of the consolidation and impairment of the value of the affected premises might be greater than expected; (ii) the requisite regulatory approval of Great Southern's pending acquisition of branches from Fifth Third Bank (the "Branch Acquisition") might not be obtained within the anticipated time frame or at all; (iii) expected revenues, cost savings, earnings accretion, synergies and other benefits from the Branch Acquisition and the Company's other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (iv) changes in economic conditions, either nationally or in the Company's market areas; (v) fluctuations in interest rates; (vi) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (vii) the possibility of other-than-temporary impairments of securities held in the Company's securities portfolio; (viii) the Company's ability to access cost-effective funding; (ix) fluctuations in real estate values and both residential and commercial real estate market conditions; (x) demand for loans and deposits in the Company's market areas; (xi) legislative or regulatory changes that adversely affect the Company's business, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations, and the overdraft protection regulations and customers' responses thereto; (xii) monetary and fiscal policies of the Federal Reserve Board and the U.S. Government and other governmental initiatives affecting the financial services industry; (xiii) results of examinations of the Company and Great Southern by their regulators, including the possibility that the regulators may, among other things, require the Company to increase its allowance for loan losses or to write-down assets; (xiv) the uncertainties arising from the Company's participation in the Small Business Lending Fund program, including uncertainties concerning the potential future redemption by us of the U.S. Treasury's preferred stock investment under the program, including the timing of, regulatory approvals for, and conditions placed upon, any such redemption; (xv) costs and effects of litigation, including settlements and judgments; and (xvi) competition. The Company wishes to advise readers that the factors listed above and other risks described from time to time in documents filed or furnished by the Company with the SEC could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake-and specifically declines any obligation- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

About Great Southern

As of 09/30/2015

- $4.1 billion in assets
- $3.3 billion in net loans
- $3.2 billion in deposits
- $389.7 million in common stockholders' equity



166,000
Customer Households
100+
Banking Centers
1,200+
Associates

Growth through acquisitions


MINNESOTA
IOWA
NEBRASKA
MISSOURI
KANSAS
ARKANSAS

FDIC-assisted Acquisitions

- 2009 TeamBank
- 2009 Vantus Bank
- 2011 Sun Security Bank
- 2012 InterBank
- 2014 Valley Bank

Acquired Branches

- 2005 Peoples Bank
- 2014 Boulevard Bank

Legacy & De Novo Banking Centers

Loan Production Offices not shown:
Tulsa, OK; Dallas, TX

Banking Center Network

Current Great Southern Locations	
Arkansas	2 banking centers
Iowa	23 banking centers
Kansas	12 banking centers /offices
Minnesota	4 banking centers
Missouri	64 banking centers/offices
Nebraska	5 banking centers
Oklahoma	Commercial lending office
Texas	Commercial lending office

In last two years:

- Consolidated 16 banking centers - 13 in Missouri, 2 in Iowa, and 1 in Illinois
- Opened 5 new banking centers – Omaha, Neb., Fayetteville, Ark., Ferguson, Mo., Columbia, Mo., and Overland Park, Kan., with commercial lending office relocation
- Relocated/replaced 4 banking centers – Springfield, Mo., Maple Grove, Minn., Ava, Mo., and Ames, Iowa


MINNESOTA
IOWA
NEBRASKA
MISSOURI
KANSAS
OKLAHOMA
ARKANSAS
TEXAS

Branch Closures and Sales

Closings -

- On Jan. 8, 2016, expect to consolidate 14 branches – nine in Missouri, four in Iowa and one in Kansas
- Closures were determined as a result of the Bank's ongoing evaluation of the banking center network
- The 14 branches represent approximately $150 million in deposits



MINNESOTA
IOWA
NEBRASKA
KANSAS
MISSOURI
OKLAHOMA
TEXAS
ARKANSAS
GREAT SOUTHERN BANK
Closing Banking Centers
January 8, 2016
Sold Banking Centers
pending regulatory approval
First Quarter 2016

Sales –

- Two branches in Missouri will be sold to separate bank purchasers in the first quarter of 2016, pending regulatory approval
  - ➢ Thayer branch with $14 million in deposits
  - ➢ Buffalo branch with $8 million in deposits

Banking Center Closures
Financial Considerations

- Beginning in 2016, expect annual positive pre-tax income statement impact of approximately $3.2 million to $3.5 million primarily due to reduction in non-interest expenses.
- During the third and fourth quarters of 2015, anticipate recording one-time expenses totaling approximately $500,000 to $900,000 in connection with severance costs, shortened useful lives of certain leases and furniture and equipment and other costs related to the consolidations. $220,000 of these costs recorded in Q3 2015.
- The carrying value of affected premises (totaling approx. $7.5 million) has been evaluated to determine if any impairment is warranted and a $1.0 million valuation allowance related to the premises was recorded at September 30, 2015.

Acquisition of Fifth Third Bank Branches


ST. LOUIS MISSOURI
METRO
LAKE ST. LOUIS
HWY K
COTTLEVILLE
CAVE SPRINGS
ST. PETERS SOUTH
O'FALLON
WELDON SPRING
FERGUSON
WESTFALL PLAZA
CREVE COEUR
CLAYTON
CENTRAL WEST END
DES PERES
ELLISVILLE
BRENTWOOD BLVD
VALLEY PARK
KIRKWOOD
LOUGHBOROUGH COMMON
AFFTON
OAKVILLE
GREAT SOUTHERN BANK
Current Great Southern Banking Centers
Fifth Third Banking Centers

Fifth Third Bank Branch Acquisition Overview

On September 29, 2015, Great Southern Bank entered into a purchase and assumption agreement to purchase 12 branches, related retail and small business deposits and certain loans in the St. Louis market from Cincinnati-based Fifth Third Bank. Loan and deposit balances in this presentation are as of June 30, 2015, and are subject to change. Final loan and deposit amounts will be determined upon the closing of the transaction.

- **Deposits** – assuming approx. $261 million
- **Loans** – purchasing approx. $155 million
- **Real Estate (branches)** – purchasing 12 branches and related FF&E at approx. $18 million
- **ATMs** – all branches will have ATMs, plus ATMs at six locations separate from the branches to be acquired
- **Transaction closing and customer loan and deposit account conversion** – subject to regulatory approval, expected in the first quarter of 2016

Fifth Third Bank Branch Acquisition Overview

Financially Attractive

- Expected annual increase in earnings of $0.07 to $0.09 per common share*
- Accretive immediately, fully realized starting in second quarter 2016
- Anticipate small increase in intangible assets; approx. 3.7% of non-time deposits assumed

Strategic Value

- Increases presence in St. Louis market; complements existing locations
- Increase market branches from eight to 20; offers higher level of service
- Doubles total deposits in St. Louis market
- Attractive core deposit base with approx. 85% non-time deposits
- Strong pro forma capital ratios
- Purchased loans are performing and were subject to significant due diligence
- Deposits are at market rates and expected to be stable
- Expect to retain most branch personnel for continuity of customer contact

**Assumes no significant loan or deposit run-off. Includes non-cash core deposit intangible amortization*

GSBC Earnings

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

Net income in thousands



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.46
$1.93
$3.54
$2.42
$3.10
$2.46
2010
2011
2012
2013
2014
9 months ended 09/30/2015
Net Income
Diluted Common EPS

Net Interest Income

In thousands


$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
4.50%
4.00%
3.50%
3.00%
2.50%
3.32%
3.61%
3.60%
3.66%
3.83%
3.77%
2010
2011
2012
2013
2014
9 months ended 9/30/2015
Net Interest Income
Core Net Interest Margin*

*See non-GAAP reconciliation at end of presentation.

Capital

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

In thousands, except book value per common share


$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$18.40
$19.78
$22.94
$23.60
$26.30
$28.11
2010
2011
2012
2013
2014
9/30/2015
Total Stockholders' Equity
Common Stockholders' Equity
Book Value per Common Share

Total Deposits

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

In billions



$4.00
$3.00
$2.00
$1.00
$0.00
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$2.60
$2.96
$3.15
$2.81
$2.99
$3.25
1.64%
1.11%
0.77%
0.49%
0.45%
0.50%
2010
2011
2012
2013
2014
9/30/2015
Total Deposits
Cost of Interest-Bearing Deposits

Favorable Deposit Mix

As of 9/30/2015 - $3.25 billion

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

By Type



CDARS Customers 3.4%
Brokered CDs 5.7%
Checking & Savings 60.1%
CDs 30.8%

By Region



Northwest Arkansas 0.5%
Nebraska 1.4%
Quad Cities IA Metro 3.0%
Des Moines Metro/Central Iowa 7.0%
Sioux City IA Metro 7.6%
All Other Kansas 5.0%
Kansas City Metro 3.0%
Minnesota 7.0%
Springfield MO Metro 39.7%
All Other Missouri 17.9%
St. Louis Metro 7.9%

Net Loans Receivable*

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

In billions



$4
$3
$2
$1
$0
$1.88
$2.12
$2.32
$2.44
$3.04
$3.27
2010
2011
2012
2013
2014
9/30/2015

*Excluding mortgage loans held for sale.

Total Loans* – Net Growth

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

In millions



$600
$500
$400
$300
$200
$100
$0
-$100
*Excludes acquired covered and non-covered loans in FDIC transactions & mortgage loans held for sale
2010
-$91.9
2011
$125.4
2012
$67.0
2013
$257.9
2014
$525.5
YTD 9/30/2015
$304.4

Legacy Loan Portfolio [1]

As of 09/30/2015 – Balance of $2.94 billion

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

By Type (in thousands)



Bonds $37,934 1%
Commercial Business $336,997 12%
Consumer* $556,093 19%
Const & Land Dev $331,436 11%
Single Family Real Estate $259,067 9%
Commercial Real Estate $1,022,717 35%
Multifamily Real Estate $391,999 13%

*Includes Home Equity Loans of $75,768

By Region (in thousands)



Colorado $24,443 1%
Texas $151,418 5%
Other Regions $322,858 11%
St Louis $561,699 19%
Oklahoma $158,674 5%
Springfield $447,722 15%
Northwest Arkansas $111,897 4%
Iowa/ Nebraska/ South Dakota $245,532 9%
Other Missouri $342,687 12%
Kansas City $207,140 7%
Other Arkansas $72,796 2%
Other Kansas $80,485 3%
Minnesota $99,793 3%
Branson $109,099 4%

[1] Loans other than those acquired in FDIC-assisted transactions

FDIC Acquired Loan Portfolio

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

Former Institution	Acquisition Date	Customer Loan Balances at Acquisition (in millions)	Customer Loan Balances at 09/30/2015 (in millions)
TeamBank	03/30/2009	$435.8	$32.4
Vantus Bank	09/04/2009	$331.6	$33.3
Sun Security Bank	10/07/2011	$240.5	$46.4
Inter Savings Bank	04/27/2012	$393.3	$207.4
Valley Bank	06/20/2014	$193.2	$118.9
		$1,594.4	$438.4

Asset Quality Trends*- Ratios


3
2.5
2
1.5
1
0.5
0
Percent

	2010	2011	2012	2013	2014	9/30/2015
Non-perfoming Assets/Assets	2.30	1.96	1.84	1.74	1.11	0.90
Non-performing Loans/Loans	1.52	1.25	0.94	0.80	0.26	0.21
Net Charge-offs/Avg. Loans	2.05	2.09	2.43	0.91	0.24	0.13
Reserve to Total Loans	2.48	2.33	2.21	1.92	1.34	1.29

*Excludes acquired loans covered by loss sharing agreement

Asset Quality Trends*

In millions



$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$55.6
$54.3
$50.5
$49.4
$29.4
$33.2
$27.5
$27.0
$26.0
$25.0
$22.5
$26.5
$19.9
$17.8
$8.1
$7.1
2008
2009
2010
2011
2012
2013
2014
9/30/2015
Non-performing Loans
Potential Problem Loans

*Excludes acquired loans covered by loss sharing agreement

Key Markets

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

MSA	Number of Branches	Company Deposits in Market ($000)	Percent of National Franchise (%)	Total Population 2016 (Actual)	Population Change 2010-2016 (%)	Projected Population Change 2016-2021 (%)	Median HH Income 2016 ($)	Projected HH Income Change 2016-2021 (%)
Springfield, MO	22	1,282,586	39.15	457,894	4.85	3.44	44,113	6.22
Saint Louis, MO-IL	9	260,883	7.96	2,812,942	0.91	1.04	57,858	8.41
Minneapolis-St. Paul-Bloomington, MN-WI	4	225,937	6.90	3,547,539	5.93	4.55	70,292	7.58
Sioux City, IA-NE-SD	7	223,260	6.82	168,830	0.16	1.10	52,295	9.69
Kansas City, MO-KS	11	171,500	5.24	2,094,363	4.23	3.19	59,028	7.03
Davenport-Moline-Rock Island, IA-IL	5	109,824	3.35	383,699	1.06	1.06	53,801	7.71
Des Moines-West Des Moines, IA	6	86,919	2.65	627,569	10.17	6.37	64,280	7.98
Omaha-Council Bluffs, NE-IA	4	42,791	1.31	918,168	6.10	4.63	59,427	8.10
Fayetteville-Springdale-Rogers, AR-MO	2	15,607	0.48	515,472	11.28	6.65	51,864	14.28
Tulsa, OK	1	0	0.00	980,595	4.60	4.05	50,935	10.52
Dallas-Fort Worth-Arlington, TX	1	0	0.00	7,125,239	10.88	7.72	62,020	8.67

Source: SNL Financial
Deposits as of 6/30/2015

Quarterly Cash Dividends Paid on Common Stock

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC



$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Q1
Q2
Q3
Q4

Why Great Southern?

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

- ✓ Positioned for long-term growth
- ✓ Well capitalized, diversified loan portfolio and strong core deposit base
- ✓ Strong core operating earnings power
- ✓ Expanding retail banking franchise
- ✓ Experienced management team
- ✓ High percentage of insider ownership

Thank You

GREAT SOUTHERN BANCORP, INC.
NASDAQ : GSBC

For more information:

- ✓ Visit our Web site: www.GreatSouthernBank.com
- ✓ Sign up for e-mail notification to get the latest Great Southern news
- ✓ Call us with questions: 417.895.5242

Non-GAAP Reconciliation

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include core net interest income and core net interest margin. We calculate core net interest income and core net interest margin by subtracting the impact of adjustments regarding changes in expected cash flows related to our pools of loans we acquired through FDIC-assisted transactions from reported net interest income and net interest margin. Management believes that the core net interest income and core net interest margin are useful in assessing the Company's core performance and trends, in light of the fluctuations that can occur related to updated estimates of the fair value of the loan pools acquired in the 2009, 2011, 2012 and 2014 FDIC-assisted transactions. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of non-GAAP measures, this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Non-GAAP Reconciliation: Core Net Interest Margin

	FY 2010		FY 2011		FY 2012		FY 2013		FY 2014		Nine months ended 09/30/15	
	$ (000)	%	$ (000)	%	$ (000)	%	$ (000)	%	$ (000)	%	$ (000)	%
Reported net interest income/margin	125,341	3.93	163,521	5.17	165,131	4.61	159,592	4.70	167,561	4.84	127,659	4.59
Less: Impact of loss share adjustments	19,452	.61	49,208	1.56	36,186	1.01	35,211	1.04	34,974	1.01	22,882	.82
Core net interest income/margin	105,889	3.32	114,313	3.61	128,945	3.60	124,381	3.66	132,587	3.83	104,777	3.77